Members Retirement Program

Equitable Financial Life Insurance Company

Issued through:

Separate Account No. 66

Separate Account No. 3

Separate Account No. 4

Separate Account No. 10

Summary Prospectus for New Investors

May 1, 2024

This summary prospectus (the “Summary Prospectus”) summarizes key features of the contract. Before you invest, you should also review the statutory prospectus (the “Prospectus”) for the contract, which contains more information about the contract’s features, benefits, and risks. You can find this document and other information about the contract online at www.equitable.com/ICSR#EQH147066. You can also obtain this information at no cost by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary.

The Members Retirement Program (“MRP”) is an investment program that allows employer plan assets to accumulate on a tax deferred basis. This Summary Prospectus only describes MRP. The contracts provide for the accumulation of retirement savings and for income. They also offer a number of payout options.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Important information you should consider about the contract

FEES AND EXPENSES
Charges for Early Withdrawals	There are no charges for early withdrawals under the contract. For additional information see “Charges and Expenses” in the Prospectus.
Transaction Charges

You be charged for other transactions (if your employer does not pay your enrollment fee).

For additional information about transaction fees see “Enrollment fee” in “Charges and expenses” in the Prospectus. Effective April 1, 2024, the enrollment fee is no longer required for contract holders.

Ongoing Fees and Expenses (annual charges)	The following tables describe the fees and expenses that you may pay each year under the contract, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum

Base contract fee*	0.41%	0.86%

Pooled Separate Account expenses**, (1)	0.42%	0.84%

Portfolio fees and expenses**, (1),	0.13%	2.95%

Record maintenance and report fee(2)	$15.00	$15.00

*    Expressed as an annual percentage of account value. The base contract expense includes a program expense charge (0.40% to 0.85%) and fund related other expenses (0.01%). These expenses vary by investment Fund, and will fluctuate from year to year. The Base Contract fee is deducted monthly and applied on a decremental scale, declining to 0.41% on the account value over $500,000.

**   Expressed as an annual percentage of average daily net assets.

(1)  These fees will fluctuate from year to year. These expenses are based on the expenses incurred during the fiscal year ended December 31, 2023.

(2)  We deduct this fee on a quarterly basis at the rate of $3.75 per participant.

Because the contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract.

Lowest Annual Cost $528	Highest Annual Cost $3,112

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive Base Contract, Pooled Separate Account and Portfolio fees and expenses

•   No optional benefits

•   No sales charges

•   No additional contributions, transfers or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of optional benefits and Base Contract, Pooled Separate Account and Portfolio fees and expenses

•   No sales charges

•   No additional contributions, transfers or withdrawals

For additional information about ongoing fees and expenses see “Fee table” in the Prospectus.

RISKS
Risk of Loss

The contract is subject to the risk of loss. You could lose some or all of your account value.

For additional information about the risk of loss see “Principal risks of investing in the contract” in the Prospectus.

Not a Short-Term Investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties.

For additional information about the investment profile of the contract see “Fee table” in the Prospectus.

Risks Associated with Investment Options

An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., the Pooled Separate Accounts and the Portfolios). Each investment option, including the guaranteed interest option, has its own unique risks. You should review the investment options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “Portfolios of the trusts” in “MRP Investment options” and Appendix: Portfolio Companies Available Under the Contract in the Prospectus.

Insurance Company Risks

An investment in the contract is subject to the risks related to the Company. Equitable Financial Life Insurance Company is solely responsible to the contract owner and participants for the contract’s account value. The general obligations under the contract, including the guaranteed interest option, are supported by our general account and are subject to our claims paying ability. An owner and participant should look solely to our financial strength for our claims-paying ability. More information about Equitable Financial Life Insurance Company, including our financial strength ratings, may be obtained upon request by calling 1-800-789-7771.

For additional information about insurance company risks see “About the general account” in “More information” in the Prospectus.

RESTRICTIONS
Investments

You may transfer accumulated amounts among the investment options under your contract at any time and in any amount, subject to certain transfer limitations described in the Prospectus. We reserve the right to remove or substitute Portfolios and Pooled Separate Accounts as investment options.

For additional information about the investment options see “MRP Investment options” in the Prospectus.

Transfers from the guaranteed interest option may be subject to limitations. From time to time, we may remove certain restrictions that apply to transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose those transfer restrictions.

For additional information about the guaranteed interest option see “Guaranteed interest option” in “MRP Investment Options” in the Prospectus.

Optional Benefits

Participant Loans. Not all employer plans will offer loans. Loans are subject to restrictions under federal tax rules and ERISA. The minimum loan amount and maximum loan amount is determined by your employer plan. The maximum amount of a loan is also limited by federal tax rules. Any interest charged on participant loans is determined by the employer plan.

See “Participant Loans” in “Benefits Available Under the Contract” in the Prospectus.

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” in the Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

Some employees may receive incentive compensation for performing marketing and service functions under the contract.

For additional information about compensation see “Distribution of the contracts” in “More information” in the Prospectus.

Exchanges

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about the charges you might incur in connection with an exchange see “Charges and expenses” in the Prospectus.

Overview of the contract

Purpose of the Contract. MRP provides members of certain groups and other eligible persons several plans for the accumulation of retirement savings on a tax-deferred basis.

MRP consists of either a defined contribution IRS Pre-Approved Plan and Separate Trust (“IRS Pre-Approved Plan and Trust”) that is sponsored by the Company or, for Employers who prefer to use their own individually-designed or an IRS Pre-Approved defined contribution Plan document, in conjunction with the Plan’s Trust, or the Pooled Trust. The Program offers, according to the terms of either the IRS Pre-Approved Plan and Trust or Pooled Trust, the group variable annuity contract described in the Prospectus as a funding vehicle for employers who sponsor qualified retirement Plans. Plan participants should refer to the provisions of their plan that describes their rights in more specific terms.

The contract is designed to help you accumulate assets through investments in the guaranteed interest option, the variable investment options, and the Pooled Separate Accounts. It can provide or supplement your retirement income by offering a variety of benefit payment options, which are subject to the provisions of your employer’s plan. Plan participants should consult their employer for details. An employer’s plan may allow a choice of one or more forms of distribution. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently.

Phases of the Contract. The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the investment options available under the contract. Plan participant choices will be limited to the investment options selected by their employer.

Investment options

We offer various investment options under MRP, including the Pooled Separate Accounts, the variable investment options, and the guaranteed interest option. Each portfolio in which a variable investment invests and each Pooled Separate Account has a different investment objective. The Portfolios and Pooled Separate Accounts try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. We cannot assure you that they will meet their investment objectives.

For additional information about each underlying portfolio see “APPENDIX: Portfolio Companies Available Under the Contract.”

Guaranteed interest option

The guaranteed interest option is part of our general account. This option pays interest at guaranteed rates and we guarantee principal and previously credited interest. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

Income (Annuity) Phase

MRP offers a variety of benefit payment options. If you are a participant in an individually-designed plan, ask your employer for details. Once you are eligible, your plan may allow you the following annuity payout options:

•	periodic installments;

•	qualified joint and survivor life annuity;

•	joint and survivor annuity options, some with optional period certain;

•	life annuity;

•	life annuity – period certain;

•	cash refund annuity

•	lump sum payment

We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time. We may also offer other annuity forms not outlined here. When you take a distribution, if you choose to purchase one of our annuities, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits, including withdrawals and any death benefit provided under your employer plan, terminate upon annuitization.

Contract Features.

Transfers among investment options

You may transfer accumulated amounts among the investment options at any time and in any amount, subject to the transfer limitations described in the Prospectus. In addition to our rules, transfers among the investment options may be subject to employer plan provisions which may limit or disallow such movements. We do not impose a charge for transfers among the investment options.

Access to your Money

During the accumulation phase you can take withdrawals from your contract, subject to the provisions of your plan. Withdrawals will reduce your account value and may be subject to income taxes and a tax penalty.

Participant Loans

Depending on the terms of your plan, you may be permitted to take loans from your account value. Any interest charged on participant loans is determined by the employer plan.

Death Benefit

Upon death your employer will make a withdrawal to pay out any death benefit to your beneficiary in accordance with the employer plan, based on the participant’s account value under the contract.

Benefits Available Under the Contract

The following tables summarize important information about the benefits available under the contract.

Death Benefits

This death benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee	Brief Description of Restrictions/ Limitations
Death Benefit	Beneficiaries will receive a benefit under the terms of the employer plan based on the participant’s account value under the contract	Standard	No additional charge	• The MRP contract does not have a separate death benefit provision. • Any death benefits are provided in accordance with the employer plan.

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee	Brief Description of Restrictions/ Limitations
Recordkeeping services	Includes plan-level or participant-level recordkeeping	Standard	$15

•   IRS Pre-Approved plan includes plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting.

•   Investment only plan includes recordkeeping services for plan assets in Pooled Trust.

Participant Loans	Loans may be available for participants	Optional	Any fees or interest charged are determined by employer plan	• Not all employer plans will offer loans. • Loans are subject to restrictions under federal tax rules and ERISA.

Buying the Contract

MRP provides members of certain groups and other eligible persons several plans for the accumulation of retirement savings on a tax-deferred basis. Your employer makes payments to us that we call “contributions.” We can discontinue offering MRP at any time and not accept further contributions. We do not require a minimum contribution amount from participants. Your contract features and charges may vary depending on your employer plan. Please refer to your plan documents for details.

The Program consists of either a defined contribution IRS Pre-Approved Plan and Separate Trust (“IRS Pre-Approved Plan and Trust”) that is sponsored by the Company or, for Employers who prefer to use their own individually-designed or an IRS Pre-Approved defined contribution Plan document, in conjunction with the Plan’s Trust, or the Pooled Trust. The Program offers, according to the terms of either the IRS Pre-Approved Plan and Trust or Pooled Trust, a group variable annuity Contract as a funding vehicle for employers who sponsor qualified retirement Plans. Plan participants should refer to the provisions of their plan that describes their rights in more specific terms.

Minimum initial and subsequent contribution amounts

We do not impose minimum initial or subsequent contribution amounts on individual participants, although your employer may do so. Please refer to your plan documents for any required minimum amounts. Individual participant contributions and aggregate employer plan contributions may be limited by law.

When Contributions are credited

We credit the full amount of your contributions under your contract. We will apply contributions on the business day when we receive them along with all the required information.

Making Withdrawals: Accessing the Money in Your Contract

Accessing your money

Withdrawals. You may take a partial withdrawal at any time before annuity benefits begin. Withdrawals from the Funds are not subject to withdrawal charges. Withdrawals from the GIO are generally permitted. Withdrawals reduce your account value and may have tax consequences, including possible tax penalties. Withdrawals may also reduce any death benefit provided by your plan. Unless you specify otherwise, withdrawals will be taken from the investment options in your account pro rata.

Surrendering your contract. You may surrender your contract to receive your account balance at any time before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request on our prescribed form at our Processing Office. We will determine your account balance on the date we receive the required information. All benefits under the contract will terminate as of that business day.

When to expect payment. Amounts in the Funds and Guaranteed Interest Option are generally available for withdrawal at any time, subject to the provisions of your plan. However, there may be a delay for withdrawals from the funds if there is any delay in redemptions from the corresponding portfolio of the Trusts.

Please see “Withdrawals” in the Prospectus for more information on the ways you may withdraw your account value.

Additional information about Fees

The following tables describe the fees and expenses that you will pay when enrolling in, owning, or making withdrawals from the MRP contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, or purchase an annuity payout option. State premium taxes may also be deducted.

Transaction Expenses
Sales Load Imposed on Purchases	None
Withdrawal Charge (CWC)	None
Transfer Fee	None
Record Maintenance and Report Fee(1)	$15.00

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including underlying Trust portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Base contract expenses (expressed as an annual percentage of account value)(2)	0.85%

Other Expenses(3)	0.01%

Pooled Separate Account expenses expressed as an annual percentage of separate account assets:(4)

	Investment Management and Accounting Fee	Direct Operating and Other Expenses	Total

AllianceBernstein Growth Equity	0.30%	0.11%	0.41%

AllianceBernstein Mid Cap Growth	0.65%	0.03%	0.68%

AllianceBernstein Balanced	0.50%	0.29%	0.79%

Optional Benefits Expenses	None

(1)	We deduct this fee on a quarterly basis at the rate of $3.75 per participant.
(2)	The Base Contract expense is deducted monthly and applied on a decremental scale, declining to 0.40% on the account value over $500,000.
(3)

These expenses vary by investment Fund, and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2023. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2024. Effective January 1, 2014, the Company voluntarily capped “Other Expenses” for the pooled trust Funds at 0.01%. The cap is currently in effect through April 30, 2024, at which time the Company will opt to continue or remove it. If the cap was not in effect, “Other Expenses” as of December 31, 2023 would have been 0.09%.

(4)	These fees will fluctuate from year to year. These expenses are based on the expenses incurred by a Pooled Separate Account during the fiscal year ended December 31, 2023.

The next item shows the minimum and maximum total operating expenses charged by any portfolio that corresponds to any variable investment option of the Trusts that you may pay periodically during the time that you own the contract. A complete list of portfolios available under the contact, including their annual expenses, may be found at the back of this document. See “APPENDIX: Portfolio Companies Available Under the Contract.”

Annual Portfolio Expenses
	Minimum	Maximum
(expenses that are deducted from portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)(1)	0.13%	2.95%

(1)

Annual portfolio expenses may be based, in part, on estimated amounts of such expenses. Annual portfolio expenses will fluctuate from year to year based on expenses incurred by the Portfolios during the fiscal year ended December 31, 2023. The maximum annual portfolio expenses include a daily charge equal to an annual rate of 0.01%.

Example

These examples are intended to help you compare the cost of investing in the MRP contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Portfolio and Pooled Separate Account fees and expenses. The first set of examples assumes you invest all of your account value in the most expensive underlying Portfolio. The second set of examples assumes you invest all of your account value in the most expensive Pooled Separate Account, the AllianceBernstein Balanced Pooled Separate Account.

Separate Account No. 66 Variable Investment Options. These examples assume that you invest $100,000 in the variable investment options in Separate Account No. 66 under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual portfolio expense. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable time period:	1 year $3,883	3 years $11,720	5 years $19,722	10 years $40,470
If you annuitize at the end of the applicable time period:	1 year $3,883	3 years $11,720	5 years $19,722	10 years $40,470
If you do not surrender your contract:	1 year $3,883	3 years $11,720	5 years $19,722	10 years $40,470

Pooled separate accounts. These examples assume that you invest $100,000 in the Funds in the pooled separate accounts under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual Pooled Separate Account expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable time period:	1 year $1,721	3 years $5,279	5 years $9,071	10 years $19,679
If you annuitize at the end of the applicable time period:	1 year $1,721	3 years $5,279	5 years $9,071	10 years $19,679
If you do not surrender your contract:	1 year $1,721	3 years $5,279	5 years $9,071	10 years $19,679

Portfolio Turnover

Each of the Pooled Separate Accounts pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual contract expenses or in the example, affect the Pooled Separate Account’s performance. During the most recent fiscal year, each Pooled Separate Account’s portfolio turnover rate as a percentage of the average value of its portfolio was:

AllianceBernstein Balanced — Separate Account No. 10	79.2%

AllianceBernstein Growth Equity — Separate Account No. 4	11.4%

AllianceBernstein Mid Cap Growth — Separate Account No. 3	65.2%

Appendix: Portfolio Companies Available Under the Contract

The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH147066. You can also request this information at no cost by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com. You should refer to your plan documents for a list of available Portfolios.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

		Current Expenses		Average Annual Total Returns (as of 12/31/2023)
TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Equity	1290 Avantis® U.S. Large Cap Growth — Equitable Investment Management, LLC (“EIM”); American Century Investment Management, Inc.	0.65	%^	13.71%	9.29%	—
Asset Allocation	1290 Retirement 2020Δ — EIM	0.65	%^	9.41%	5.30%	—
Asset Allocation	1290 Retirement 2025Δ — EIM	0.65	%^	10.34%	6.08%	—
Asset Allocation	1290 Retirement 2030Δ — EIM	0.65	%^	11.01%	6.68%	—
Asset Allocation	1290 Retirement 2035Δ — EIM	0.65	%^	11.60%	7.16%	—
Asset Allocation	1290 Retirement 2040Δ — EIM	0.65	%^	11.90%	7.88%	—
Asset Allocation	1290 Retirement 2045Δ — EIM	0.65	%^	12.52%	8.23%	—
Asset Allocation	1290 Retirement 2050Δ — EIM	0.65	%^	12.97%	8.56%	—
Asset Allocation	1290 Retirement 2055Δ — EIM	0.65	%^	13.37%	8.84%	—
Equity	1290 VT Equity Income — Equitable Investment Management Group, LLC (“EIMG”); Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors	0.95	%^	5.49%	10.25%	7.23%
Specialty	1290 VT GAMCO Mergers & Acquisitions — EIMG; GAMCO Asset Management, Inc.	1.29	%^	9.53%	4.22%	3.39%
Equity	1290 VT GAMCO Small Company Value — EIMG; GAMCO Asset Management, Inc.	1.06%		21.04%	12.82%	7.94%
Equity	1290 VT Socially Responsible — EIMG; BlackRock Investment Management, LLC	0.92%		27.50%	15.12%	11.32%
Equity	EQ/AB Small Cap Growth — EIMG; AllianceBernstein L.P.	0.93%		17.70%	10.59%	7.78%
Asset Allocation	EQ/Aggressive Allocation(2)† — EIMG	1.18%		18.37%	10.23%	7.07%
Asset Allocation	EQ/All Asset Growth Allocation(1) — EIMG	1.25	%^	14.15%	7.70%	5.27%
Equity	EQ/Capital Group Research — EIMG; Capital International, Inc.	0.97	%^	22.98%	14.97%	11.34%
Equity	EQ/ClearBridge Large Cap Growth ESG — EIMG; ClearBridge Investments, LLC	1.00	%^	45.91%	15.78%	10.70%
Asset Allocation	EQ/Conservative Allocation(2)† — EIMG	1.00	%^	8.02%	2.60%	2.15%
Asset Allocation	EQ/Conservative-Plus Allocation(2)† — EIMG	0.85	%^	10.86%	4.76%	3.57%
Fixed Income	EQ/Core Plus Bond — EIMG; Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.93	%^	4.51%	1.94%	1.60%
Equity	EQ/Equity 500 Index — EIMG; AllianceBernstein L.P.	0.54	%^	25.57%	15.03%	11.37%
Equity	EQ/Global Equity Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.10	%^	21.37%	9.74%	6.29%
Fixed Income	EQ/Intermediate Government Bond — EIMG; SSGA Funds Management, Inc.	0.64	%^	3.87%	0.39%	0.56%
Equity	EQ/International Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC	1.06%		16.85%	7.96%	3.55%
Equity	EQ/International Equity Index — EIMG; AllianceBernstein L.P.	0.72	%^	19.01%	8.09%	3.69%
Equity	EQ/Janus Enterprise — EIMG; Janus Henderson Investors US LLC	1.05%		17.01%	13.08%	7.62%
Equity	EQ/JPMorgan Growth Stock — EIMG; J.P. Morgan Investment Management Inc.	0.96	%^	46.33%	12.84%	11.28%
Equity	EQ/Large Cap Growth Index — EIMG; AllianceBernstein L.P.	0.73%		41.54%	18.63%	14.02%
Equity	EQ/Large Cap Growth Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.88%		38.97%	16.20%	12.47%

		Current Expenses		Average Annual Total Returns (as of 12/31/2023)
TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Equity	EQ/Large Cap Value Managed Volatility† — EIMG; AllianceBernstein L.P.	0.87%		14.01%	10.78%	7.82%
Equity	EQ/MFS International Growth — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10	%^	14.52%	9.28%	6.12%
Equity	EQ/Mid Cap Index — EIMG; AllianceBernstein L.P.	0.65	%^	15.77%	11.88%	8.54%
Equity	EQ/Mid Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.97%		13.19%	10.36%	7.21%
Asset Allocation	EQ/Moderate Allocation(2)† — EIMG	1.11%		12.31%	5.76%	4.17%
Asset Allocation	EQ/Moderate-Plus Allocation(2)† — EIMG	1.13%		15.36%	8.10%	5.67%
Cash/Cash Equivalent	EQ/Money Market* — EIMG; Dreyfus, a division of Mellon Investments Corporation	0.69%		4.47%	1.48%	0.91%
Fixed Income	EQ/PIMCO Global Real Return — EIMG; Pacific Investment Management Company LLC	2.36	%^	4.09%	1.62%	2.49%
Fixed Income	EQ/PIMCO Ultra Short Bond — EIMG; Pacific Investment Management Company LLC	0.88	%^	5.56%	1.61%	1.25%
Equity	EQ/Small Company Index — EIMG; AllianceBernstein L.P.	0.64%		16.72%	10.06%	7.01%
Asset Allocation	Equitable Conservative Growth MF/ETF Portfolio — EIMG	1.10	%^	9.86%	7.20%	4.77%
Fixed Income	Multimanager Core Bond — EIMG; BlackRock Financial Management, Inc., DoubleLine Capital LP, Pacific Investment Management Company LLC, SSGA Funds Management, Inc.	0.87	%^	5.15%	0.63%	1.21%
Specialty	Multimanager Technology — EIMG; AllianceBernstein L.P., FIAM LLC, Wellington Management Company LLP	1.24	%^	49.53%	19.07%	16.18%
Asset Allocation	Target 2015 Allocation** — EIMG	1.10	%^	9.96%	4.94%	3.76%
Asset Allocation	Target 2025 Allocation** — EIMG	1.10	%^	13.58%	7.42%	5.42%
Asset Allocation	Target 2035 Allocation** — EIMG	1.09%		16.56%	9.12%	6.47%
Asset Allocation	Target 2045 Allocation**— EIMG	1.08%		18.11%	10.15%	7.12%
Asset Allocation	Target 2055 Allocation**— EIMG	1.10	%^	19.82%	11.22%	—
^	This Portfolio’s annual expenses reflect temporary fee reductions.
Δ

Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in the chart by a “Δ”. Any such unaffiliated Portfolio is not identified in the chart. See “Portfolios of the Trusts” for more information regarding volatility management.

†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

**	This variable investment option was closed to contributions on or about July 12, 2018.
(1)	The “All Asset” Portfolios.
(2)	The “EQ/Allocation” Portfolios.

Unaffiliated Portfolio Companies:

		Current Expenses	Average Annual Total Returns (as of 12/31/2023)
TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable		1 year	5 year	10 year
Fixed Income	Vanguard® VIF Total Bond Market Index Portfolio — The Vanguard Group, Inc.	0.14%	5.58%	1.04%	1.71%
Equity	Vanguard® VIF Total Stock Market Index Portfolio — The Vanguard Group, Inc.	0.13%	25.95%	14.93%	11.29%

Members Retirement Program

Issued by

Equitable Financial Life Insurance Company

This Summary Prospectus describes the important features of the contract and provides information about Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission (“SEC”) a Prospectus and Statement of Additional Information (“SAI”) that includes additional information about the Members Retirement Program, the Company, AllianceBernstein Balanced, AllianceBernstein Growth Equity, and AllianceBernstein Mid Cap Growth Funds (the “Pooled Separate Accounts”), and Separate Account No. 66. The Prospectus and SAI, each dated May 1, 2024, are incorporated by reference into this Summary Prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your contract, or to make other investor inquiries, please call 1-877-522-5035. The SAI is also available at our website, www.equitable.com/ICSR#EQH147066.

We file periodic reports and other information about the Members Retirement Program, the Pooled Separate Accounts, and Separate Account No. 66, as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Class/Contract Identifier: CC000050404, C000050407, C000050396 and C000050400